Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2022	Jan. 31, 2021
Total revenue	$ 27,544	$ 29,227
Total cost of revenue	9,383	7,022
Gross Profit	18,161	22,205
Operating expenses
Research and development	52,899	25,754
Sales and marketing	82,922	30,381
General and administrative	112,099	21,347
Total operating expenses	247,920	77,482
Operating loss	(229,759)	(55,277)
Other income	25	71
Other expense	(1,183)	(90)
Change in fair value of warrant liabilities	(11,265)	0
Loss before income taxes	(242,182)	(55,296)
Provision for income taxes	(465)	(77)
Net Loss	$ (242,647)	$ (55,373)
Basic and diluted net loss per common share	$ (3.03)	$ (0.86)
Weighted average shares outstanding, basic and diluted	79,953	64,562
Software Subscription And Support Revenue [Member]
Total revenue	$ 25,347	$ 24,701
Total cost of revenue	8,225	5,393
Professional Services Revenue [Member]
Total revenue	2,197	4,526
Total cost of revenue	$ 1,158	$ 1,629